UNITED  STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2012

GLOBAL ENERGY INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-28025	86-0951473
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

16 Menachem Begin Street, Gama Building 5th floor, Ramat Gan, Israel, 52681
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  646-673-8435

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2012, Nissan Caspi resigned from the board of directors effective as of July 18, 2012, on July 27, 2012, Amir Elbaz resigned from the board of directors effective as of July 27, 2012, and on July 29, 2012, Avner Raanan resigned from the board of directors effective as of July 30, 2012. There were no disagreements with the company's policies or practices in connection with the resignations. The company thanks Mr. Caspi, Mr. Elbaz and Mr. Raanan for the valuable time they worked with the company and wishes them success.   Following the resignations, our board of directors consists of Asi Shalgi and Yuval Ganot.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENERGY INC.

By:	/s/ Asi Shalgi
Asi Shalgi
President and Chief Executive Officer

Date: July 30, 2012